SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


          United States                0-26172                  58-1897792
          -------------                -------                  ----------
         (State or other             (Commission               (IRS Employer
          jurisdiction                File No.)             Identification No.)
        of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                    30144
---------------------------------------------                    -----
 (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of January 2000 to the Series 1994-2 Certificateholders on February 15, 2000.

                     The registrant distributed the Certificateholders Statement for the month of January 2000 to the Series 1995-1 Certificateholders on February 15, 2000.

                     The registrant distributed the Certificateholders Statement for the month of January 2000 to the Series 1996-1 Certificateholders on February 15, 2000.

Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

        99.1 Series 1994-2 Certificateholders Statement for the month of January 2000.

        99.2 Series 1995-1 Certificateholders Statement for the month of January 2000.

        99.3 Series 1996-1 Certificateholders Statement for the month of January 2000.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CIRCUIT CITY CREDIT CARD
                            MASTER TRUST

                                           By:       FIRST NORTH AMERICAN
                                                     NATIONAL BANK, as
                                                     Transferor and Servicer

                                            By:
                                                     Michael T. Chalifoux
                                                     Chairman of the Board

Date:      February 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS

Exhibit
Number                  Exhibit

   99.1 Series 1994-2 Certificateholders Statement for the month of January 2000.


   99.2 Series 1995-1 Certificateholders Statement for the month of January 2000.


   99.3 Series 1996-1 Certificateholders Statement for the month of January 2000.